UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 6, 2026

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107

(Address of principal executive office, including zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TTEK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Officer

On January 6, 2026, Tetra Tech, Inc. (the “Company”) announced that Roger R. Argus, currently President, will succeed Dan L. Batrack as Chief Executive Officer and join the Company’s Board of Directors. Mr. Batrack, currently Chairman and Chief Executive Officer, will continue as Executive Chairman of the Board of Directors. The changes are effective February 19, 2026, the date of the Company’s annual shareholder meeting. It is expected that Mr. Batrack will serve as Executive Chairman for a minimum of two years.

Mr. Argus joined the Company more than 30 years ago, and has held increasingly responsible positions. He has served as President since October 2025. He previously served as Executive Vice President, Corporate Development from November 2024 to October 2025, and President, Commercial/International Services Group from October 2023 to October 2025. Prior to this, Mr. Argus served as Senior Vice President and President, Government Services Group from October 2018 to October 2024, and President, U.S. Government Division from October 2017 to November 2024. During his tenure with the Company, he also has served as project and program manager and business unit leader.

There are no arrangements or understandings between either Mr. Argus or Mr. Batrack and any other persons pursuant to which each was appointed as an officer or director of the Company (other than arrangements or understandings with directors or officers of the Company acting solely in their capacities as such). There are also no family relationships between either Mr. Argus or Mr. Batrack and any director or executive officer of the Company, and neither Mr. Argus nor Mr. Batrack is party to or has any direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On January 6, 2026, the Company issued a press release announcing the matters described in Item 5.02. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated January 6, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date: January 6, 2026	By:	/s/ Dan L. Batrack
Dan L. Batrack
Chairman and Chief Executive Officer

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